Exhibit 99
OM Group, Inc. August 2, 2007 2Q 2007 Results Supplemental Information

Forward-Looking Statements The foregoing discussion may include forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements are based upon specific assumptions and are subject to uncertainties and factors relating to the company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the company. These uncertainties and factors could cause actual results of the company to differ materially from those expressed or implied in the forward-looking statements contained in the foregoing discussion. Such uncertainties and factors include: the direction and pace of our strategic transformation, including our use of proceeds from the sale of our Nickel business on March 1, 2007 and identification of potential acquisitions; the speed and sustainability of price changes in cobalt; the potential for lower of cost or market write-downs of the carrying value of inventory necessitated by decreases in the market price of cobalt or the selling prices of the Company's finished products; the availability of competitively priced supplies of raw materials, particularly cobalt; the risk that new or modified internal controls, implemented in response to the Company's examination of its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, are not effective and need to be improved; the demand for metal-based specialty chemicals and products in the Company's markets; the effect of fluctuations in currency exchange rates on the Company's international operations; the effect of non-currency risks of investing and conducting operations in foreign countries, including political, social, economic and regulatory factors; the effect of changes in domestic or international tax laws; and the general level of global economic activity and demand for the Company's products.

Consolidated Income Statement

Non-GAAP Financial Measure

Specialties Group - 2Q 2007 Operating Results 2Q-2007 1Q-2007 2Q-2006 Sales 231.3 216.2 175.2 Operating Profit 61.1 55.2 32.7 Cobalt Refinery volume of 2,100 MT was up 4% from last year but down 5% vs. 1Q 2007 Average Cobalt price per lb.: $28.01 in 2Q 2007 $25.82 in 1Q 2007 $14.43 in 2Q 2006 Sales $'s (millions) 2Q-2007 1Q-2007 2Q-2006 Advanced Organics $48.9 $40.7 $42.5 Inorganics 153.3 149.5 110.9 Electronic Chemicals 29.1 26.0 21.8 Total Specialties $231.3 $216.2 $175.2

Specialties Sales Overview - Advanced Organics 2Q 2007 Sales Volume (excluding Tolling) of 7,600 MT was down 1% vs. 2Q 2006 Growth in Chemicals/Catalyst and Additives was very strong Decline in Coatings reflects soft US market Tire volume flat with a year ago but up 9% versus 1Q 2007 Revenue by Region 2Q 2007 Revenue by End Markets 2Q 2006 Revenue by End Markets 54% 62% 25% 28% 18% 13% 0% 20% 40% 60% 80% 100% 2Q-2007 2Q-2006 Americas Asia Europe Chemicals 27% Tire 37% Coatings 28% Additives 8% Chemicals 25% Tire 35% Coatings 33% Additives 7%

Specialties Sales Overview - Inorganics 2Q 2007 Revenue was up 38% vs. 2Q 2006 Sales Volume of 5,900 MT was down 22% vs. 2Q 2006 Excluding by-product and Ni specialty salt sales, Sales Volume was up 11% vs. 2Q 2006 Higher average product selling prices reflecting in part higher cobalt metal prices Revenue by Region 2Q 2007 Revenue by End Markets 2Q 2006 Revenue by End Markets 11% 9% 51% 42% 47% 40% 0% 20% 40% 60% 80% 100% 2Q-2007 2Q-2006 Americas Asia Europe Battery Powder Metallurgy Chemicals Ceramics Other East 31 14 17 6 32 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Battery Powder Metallurgy 31% 14% Chemicals 17% Ceramics 6% Other 32% Battery Powder Metallurgy Chemicals Ceramic Other East 44 14 19 7 16 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Battery 44% Powder Metallurgy 14% Chemicals 19% Ceramics 7% Other 16%

Specialties Sales Overview - Electronic Chemicals 2Q 2007 Memory disks PCB GMF EP First Quarter 0.71 0.08 0.13 0.08 Sales Volume of 1,832,000 gallons was up 4% vs. 2Q 2006 Memory disks volume growth up over 2Q 2006 by 12% Revenue by Region 2Q 2007 Revenue by End Markets 2Q 2006 Revenue by End Markets 7% 15% 13% 12% 81% 72% 0% 20% 40% 60% 80% 100% 2Q-2007 2Q-2006 Americas Asia Europe PCB 13% GMF 12% Memory disks 65% EP 10%

Balance Sheet / Cash Flow Data

Non-GAAP Financial Measure - EBITDA